UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2017

IOVANCE BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2017, Franco Valle, the Controller and Principal Accounting Officer of Iovance Biotherapeutics, Inc. (the “Company”), provided the Company with written notice that he has resigned from the Company. Mr. Valle will continue to serve as the Controller of the Company through November 27, 2017.

On November 8, 2017, the Company’s Board of Directors appointed Timothy E. Morris, the Company’s current Chief Financial Officer, as the Company’s new Principal Accounting Officer. Mr. Morris’ compensation arrangements, including his $450,000 annual base salary, will not change as a result of this appointment. Mr. Morris was appointed as the Company’s Chief Financial Officer effective August 14, 2017. Before joining the Company in August 2017, Mr. Morris, 56, served as the Chief Financial Officer and Head of Business Development for AcelRx Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, and as the Chief Financial Officer and Global Head of Corporate Development for VIVUS, Inc., a publicly traded biopharmaceutical company. Prior thereto, among other positions, he served as Chief Financial Officer and Senior Vice President of Finance, Manufacturing and Administration at Questcor Pharmaceuticals, Inc. Mr. Morris is a Certified Public Accountant and received a bachelor’s degree in business with emphasis in accounting from California State University, Chico.

Item 8.01	Other Events.

A copy of the poster to be presented on November 10, 2017 by the Company at the Society for Immunotherapy of Cancer (SITC) 32nd Annual Meeting describing early clinical results from cohort 2 of its ongoing Phase 2 clinical trial of its lead product candidate, cryopreserved autologous TIL product (LN-144), for the treatment of metastatic melanoma is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
99.1	Poster presented by Iovance Biotherapeutics, Inc. on November 10, 2017 at the Society for Immunotherapy of Cancer (SITC) 32nd Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2017	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer